UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 4, 2004


                            Palmetto Bancshares, Inc.
               (Exact name of registrant as specified in charter)


South Carolina                       0-26016                    74-2235055
----------------------------      -----------------      -----------------------
State or other jurisdiction     Commission File Number        IRS Employer
of incorporation                                              I.D. number



301 Hillcrest Drive, Laurens, South Carolina                      29360
--------------------------------------------                      -----
Address of principal executive offices                          Zip Code


                                 (864) 984-4551
                                 --------------
                          Registrant's telephone number





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Item 12. Disclosure of Results of Operations and Financial Condition.

On May 4, 2004 Palmetto Bancshares, Inc. mailed to shareholders its quarterly shareholder earnings overview which discloses the results of operations and financial condition of the Company for the first quarter ended March 31, 2004.

For more information regarding this matter, see the shareholder earnings overview attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits

(c)         Exhibits

            99   Shareholder earnings overview mailed May 4, 2004






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



PALMETTO BANCSHARES, INC.


By:

/s/ L. Leon Patterson
---------------------------------------
L. Leon Patterson
Chairman and Chief Executive Officer


/s/ Paul W. Stringer
---------------------------------------
Paul W. Stringer
Chairman and Chief Executive Officer, The Palmetto Bank
(Chief Accounting Officer)

Date:   May 10, 2004